                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        Warwick Valley Telephone Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        WARWICK VALLEY TELEPHONE COMPANY
                                 47 MAIN STREET
                             WARWICK, NEW YORK 10990






--------------------------------------------------------------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2002
--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Warwick Valley Telephone Company (the "Company") will be held at 2:00 p.m., local time, on Friday, April 26, 2002 (the "Meeting"), at the Warwick Conference Center at Warwick Center Road, Warwick, New York, for the following purposes which are more fully discussed in the accompanying Proxy Statement:


         I. To fix the number of Directors at ten until the next Annual Meeting of Shareholders;

         II.      To elect three Class III Directors of the Company;

         III. To approve the selection of Bush & Germain, P. C. as the Company's independent auditors for the year ending December 31, 2002; and

         IV. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.



The holders of the Common Stock of the Company of record at the close of business on March 31, 2002 will be entitled to vote on each of the above matters.



                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ Herbert Gareiss, Jr.

                                            Herbert Gareiss, Jr., Secretary

                                            April 5, 2002


                                   IMPORTANT

You are cordially invited to attend the Meeting in person.

Even if you plan to be present at the Meeting, you are urged to SIGN, DATE, AND MAIL the enclosed proxy promptly.

If you attend the Meeting, you can vote either in person or by your proxy. All shares represented by valid proxies received prior to the Meeting, pursuant to this solicitation, and not revoked before they are exercised, will be voted in accordance with the instructions therein.

                                PROXY STATEMENT
                         Annual Meeting of Shareholders
                        Warwick Valley Telephone Company
                     47 Main Street, Warwick, New York 10990

                                                                   April 5, 2002

   This Proxy Statement is furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Warwick Valley Telephone Company (the "Company"), to be used at the Annual Meeting of Shareholders of the Company which will be held at 2:00 p.m., local time, on Friday, April 26, 2002, at the Warwick Conference Center at Warwick Center Road, Warwick, New York, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the preceding notice of the Annual Meeting of Shareholders. A properly executed proxy received in time for the Meeting will be voted in the manner set forth herein unless specifically otherwise directed by the shareholder, in which case each proxy will be voted as directed. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company before the proxy is voted.

   At the close of business on March 31, 2002, the record date for the Meeting, the Company had outstanding 1,803,661 shares of Common Stock, without par value ("Common Stock"). Only holders of record as of the record date will be entitled to vote on the matters to be considered at the Meeting or any adjournments thereof. Each such shareholder is entitled to one vote for each share of Common Stock owned of record.

   Pursuant to the Company's By-laws, the election of any director requires an affirmative vote of a plurality and all other matters submitted require a majority of the votes of the Company's Common Stock represented at the Meeting in person or by proxy and entitled to vote and voting on that proposal. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as tellers for the Meeting. The tellers will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of quorum at the Meeting. The tellers will treat "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and with respect to which broker or nominee does not have discretionary power to vote on a particular matter) as if the broker never voted.

   The Annual Report to Shareholders for the fiscal year ended December 31, 2001, including financial statements, was mailed together with this Proxy Statement to all shareholders of record. Such report is not a part of the proxy soliciting material. THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY OF ITS SHAREHOLDERS, UPON SUCH SHAREHOLDER'S WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO: HERBERT GAREISS, JR., WARWICK VALLEY TELEPHONE COMPANY, 47 MAIN STREET, WARWICK, NEW YORK 10990.

   The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or telegraph. The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to shareholders is April 5, 2002.

                     I. DETERMINATION OF NUMBER OF DIRECTORS

   Pursuant to the Company's By-laws, the size of the Company's Board of Directors is fixed at each Annual Meeting of Shareholders until the next Annual Meeting of Shareholders. The Company's Board of Directors recommends a vote in favor of fixing the size of the Board of Directors of the Company at ten until the next Annual Meeting of Shareholders and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                            II. ELECTION OF DIRECTORS

   The Company's By-laws provide that the Board of Directors of the Company shall be divided into three classes of at least three Directors each. Such classes are designated "Class I", "Class II" and "Class III". The Directors in each Class are elected in alternating years for three-year terms. At the Meeting, the number of Directors will be fixed at ten until the next Annual Meeting of Shareholders, and three Directors will be elected to Class III for terms which will last until the 2005 Annual Meeting of Shareholders (and until their respective successors shall have been elected and qualified).

   The Company's Board of Directors recommends the election of the three nominees named below as Class III Directors. Unless authority for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the three nominees named below to the position of Director.

                               Philip S. Demarest
                               Herbert Gareiss, Jr.
                               Corinna S. Lewis

   All of the above nominees are presently serving as Directors of the Company, and their terms as such expire upon the election of Directors at the Meeting.

   If any of the nominees shall be unable to serve, proxies will be voted with the discretionary authority for a substitute chosen by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

INFORMATION ABOUT DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTOR

Name, Age and Other Position,          Period Served as Director and
   if any, with the Company               Past Business Experience

                        NOMINEES FOR CLASS III DIRECTORS
                           (TERM WILL EXPIRE IN 2005)


Philip S. Demarest, 65 .................Director since 1964; Vice President,
                                        Secretary and Treasurer of the Company
                                        from prior to 1997 until retiring in
                                        1998; Secretary and Director of Warwick
                                        Valley Mobile Telephone Company, Inc.,
                                        Warwick Valley Long Distance Company,
                                        Inc., Warwick Valley Networks, Inc. and
                                        Hometown Online, Inc., from prior to
                                        1997 until 1998.

Herbert Gareiss, Jr., 56 ...............Director since 1998; Assistant Secretary
Vice President                          and Assistant Treasurer of the Company
                                        since 1980 until 1990; Vice President
                                        since 1990; Secretary of the Company
                                        since January 2002; Vice President and
                                        Director of Warwick Valley Mobile
                                        Telephone Company, Inc., Warwick Valley
                                        Long Distance Company, Inc., Warwick
                                        Valley Networks, Inc. and Hometown
                                        Online, Inc., since before 1997.

Corinna S. Lewis, 63 ...................Director since 1994; Retired public relations consultant.


               DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THE MEETING
                           (ELECTED IN 2000 AND 2001)


Wisner H. Buckbee, 65 ..................Director since 1991 (Class II: current
Chairman of the Board                   term expires in 2004); Chairman of the
                                        Board since January 2001; President of
                                        Wisner Farms, Inc., an operating dairy
                                        farm, since before 1997.

Howard Conklin, Jr., 74 ................Director since 1965 (Class I: current term expires in 2003); Chairman of the
                                        Board since 1988 until 2001; Chairman of the Board of Conklin and Strong, Inc., a retail lumber and building materials company located in Warwick, N.Y., from prior to 1997 until 1998.

Joseph E. DeLuca, M.D., 51 .............Director since 1993 (Class II: current term expires in 2004); Physician, Vernon
                                        Urgent Care Center, Vernon, N.J., since
                                        before 1997.

Robert J. DeValentino, 58...............Director since 1998 (Class I: current term expires in 2003); Executive
                                        Director of the Horton Healthcare
                                        Foundation since 1998; District Manager
                                        for Citizens Telecommunications in
                                        Middletown, N.Y., from prior to 1997
                                        until 1998.

Fred M. Knipp, 71 ......................Director since 1989 (Class II: current term expires in 2004); President of the
                                        Company from 1988 until retiring in
                                        January 2000; President and Director of
                                        Warwick Valley Mobile Telephone Company,
                                        Inc., Warwick Valley Long Distance
                                        Company, Inc., Warwick Valley Networks,
                                        Inc. and Hometown Online, Inc., from
                                        prior to 1997 until retiring in January
                                        2000.

Henry L. Nielsen, Jr., 75 ..............Director since 1984 (Class I: current
Vice Chairman of the Board              term expires in 2003); Vice Chairman of
                                        the Board since 1992; President of
                                        Nielsen Construction Company, Inc., a
                                        heavy construction and earth-moving
                                        company located in Warwick, N.Y., since
                                        before 1997.

M. Lynn Pike, 55 .......................Director since 2000 (Class I: current
President                               term expires in 2003); President of
                                        the Company since January 2000; General
                                        Manager of Geneseo Telephone Company and
                                        Chief Operating Officer of Illinois PCS
                                        in Geneseo, Ill., from 1996 until
                                        January 2000; Managing Director for
                                        United Telecom International in
                                        Budapest, Hungary prior to 1997.

BOARD MEETINGS AND BOARD COMMITTEES

   The Board of Directors held twelve regular meetings during the fiscal year ended December 31, 2001. The Company has standing Audit, Officers' Compensation and Nominating Committees of the Board of Directors. Each Director attended 75% or more of the Board Meetings and Committee Meetings which he or she served on during such year.

   The Audit Committee held one meeting in 2001. Director DeLuca is Chairman of the Committee and Directors Buckbee, Conklin, DeValentino, Lewis and Nielsen are members of the Committee. The Audit Committee's duties and responsibilities include recommending to the Board of Directors the engagement of the Company's independent auditors, approving the plan and scope of the audit and the fee before the audit begins and, following the audit, reviewing the results and the independent auditors' comments on the Company's system of internal accounting controls with the independent auditors, and recommending the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K. The Committee also advises the Board as to the implementation of recommendations which have been made pursuant to suggestions of the independent auditors.

   In carrying out these functions, the Audit Committee represents the Board in discharging its responsibility of oversight, but the existence of the Audit Committee does not alter the traditional roles and responsibilities of the Company's management and the independent auditors with respect to the accounting and control functions and financial statement presentation. The Report of the Audit Committee to the Shareholders relating to the year ended December 31, 2001 appears on page 5 of this Proxy Statement.

   The Officers' Compensation Committee held two meetings in 2001. Director Nielsen is Chairman of the Committee and Directors Buckbee, Conklin, DeLuca, Demarest, DeValentino, Knipp and Lewis are members. The Committee makes specific salary recommendations to the Board concerning executive officers of the Company and reviews salaries of other management personnel.

   The Nominating Committee held one meeting during 2001. Director DeValentino is Chairman of the Committee and Directors Conklin, Nielsen and Pike are members. The Nominating Committee recommends to the Board the names of nominees to be recommended for election or reelection as Directors by the shareholders at Annual Meetings of Shareholders. The Nominating Committee is not precluded from considering written recommendations for nominees from shareholders. For the 2003 Annual Meeting of Shareholders, such recommendations, together with a description of the proposed nominee's qualifications and other relevant biographical information, are to be sent to the Secretary of the Company not later than December 16, 2002.

COMPENSATION OF DIRECTORS
   During the fiscal year ended December 31, 2001, the Company paid Directors $450 per regular or special meeting and the chairman receives $675 per regular or special meeting for their services. During the fiscal year ended December 31, 2001 such fees paid aggregated $59,750.00. Non-employee Board committee members receive $225 per committee meeting. During the fiscal year ended December 31, 2001 such fees paid aggregated $5,500.00. The Company had no other compensation arrangements with non-employee directors during the fiscal year ended December 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
   The following table sets forth, as of March 31, 2002, certain information concerning shares of the Company's capital stock held by: (i) each shareholder known by the Company to own beneficially more than 5% of a class of the Company's outstanding equity securities; (ii) each Director of the Company;
(iii) each "Named Executive" (see "EXECUTIVE COMPENSATION"); and all Directors and executive officers of the Company as a group. Holders of shares of the Company's 5% Series Preferred Shares, $100 par value ("5% Preferred"), are not entitled to vote those shares at the Meeting.


                                                                                           AMOUNT AND NATURE
        NAME OF                                                                               OF BENEFICIAL       PERCENT
   BENEFICIAL OWNER                    ADDRESS                           TITLE OF CLASS     OWNERSHIP (SHARES)    OF CLASS
----------------------------------------------------------------------------------------------------------------------------

  Julia S. Barry         20 Fairview Ave., Warwick, NY 10990               Common Stock         120,340           6.67%
  Julia S. Barry         20 Fairview Ave., Warwick, NY 10990               5% Preferred             142           2.84%
  Wisner H. Buckbee      64B Upper Wisner Rd., Warwick, NY 10990           Common Stock           6,114           0.34%
  Wisner H. Buckbee      64B Upper Wisner Rd., Warwick, NY 10990           5% Preferred              20           0.40%
  Howard Conklin, Jr.    5 Spanktown Rd., Warwick, NY 10990                Common Stock          10,108(1)        0.56%
  Joseph E. DeLuca       5 Stone Ridge Rd., Sussex, NJ 07461               Common Stock           2,000(1)        0.11%
  Philip S. Demarest     10 Crescent Ave., Warwick, NY 10990               Common Stock           8,906           0.49%
  Philip S. Demarest     10 Crescent Ave., Warwick, NY 10990               5% Preferred              10           0.20%
  Robert J. DeValentino  44 Jackson Ave., Middletown, NY 10940             Common Stock             500           0.03%
  Herbert Gareiss, Jr.   267 Bellvale Lakes Rd, Warwick, NY 10990          Common Stock          14,827(1), (2)   0.82%
  Fred M. Knipp          15 Almond Tree Lane, Warwick, NY 10990            Common Stock          14,673(1)        0.81%
  Fred M. Knipp          15 Almond Tree Lane, Warwick, NY 10990            5% Preferred              85           1.70%
  Corinna S. Lewis       PO Box 318, Warwick, NY 10990                     Common Stock           2,608           0.14%
  Corinna S. Lewis       PO Box 318, Warwick, NY 10990                     5% Preferred              15           0.30%
  Henry L. Nielsen, Jr.  PO Box 848, Warwick, NY 10990                     Common Stock             300           0.02%
  M. Lynn Pike           8 Silo Lane, Warwick, NY 10990                    Common Stock             993           0.06%
  Brenda A. Schadt       164 Bushville Rd., Westtown, NY 10998             Common Stock           6,292           0.35%
  Brenda A. Schadt       164 Bushville Rd., Westtown, NY 10998             5% Preferred               5           0.10%
       Total as a Group:
       Total Common Stock.................187,661  10.40% of the class
       Total Preferred Stock..............    277   5.54% of the class
-------------------------------------------------------------------------------------------------------------------

       (1) Includes shares held by spouse.
       (2) Includes shares held in trust for children.
       (3) Includes shares which may be voted pursuant to power of attorney.

    As of March 31, 2002, the only holder of more than 5% of the Company's Common Stock known to the Company was Julia S. Barry, Warwick, New York 10990, who holds 120,340 shares (6.67%).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Based solely upon a review of the Forms 3, 4 and 5 submitted to the Company during calendar year 2001, or written representations that no Forms 5 were required, the Company believes that all such reports were filed on time, except that Mr. Howard Conklin, Jr., a Director, filed late one report on Form 4 reporting transactions for the calendar year 2001, and that Mr. Herbert Gareiss, Jr., Vice President and Director filed late two reports on Form 4 reporting transactions for the calendar year 1999. All such reports have since been filed, and all of the Company's Directors and executive officers are now current in such filings. In making the foregoing statements, the Company has relied on the written representations of its Directors and executive officers and copies of the reports that they have filed with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION
   Shown on the table below is information on the annual compensation for services rendered to the Company in all capacities, for the fiscal years ended December 31, 2001, 2000 and 1999, paid by the Company to those persons who were, at the end of the fiscal year ended December 31, 2001, the President of the Company and the other highest paid executive officers of the Company in 2001 (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

       NAME AND                                                                                     OTHER ANNUAL
       PRINCIPAL POSITION                      YEAR           SALARY ($)             BONUS          COMPENSATION*
-------------------------------------------------------------------------------------------------------------------

       M. Lynn Pike                            2001         $   203,749.69      $    3,653.84       $   17,400.92
          President and Director               2000         $   182,596.07      $      ---          $   17,668.01
          (Hired January 3, 2000)

       Herbert Gareiss, Jr.                    2001         $   157,230.65      $    2,826.92       $   17,453.79
          Vice President and Director          2000         $   142,846.08      $    2,596.15       $   18,621.15
                                               1999         $   131,192.08      $    2,384.62       $   11,850.14

       Larry D. Drake                          2001         $   154,474.83      $    2,798.08       $   12,057.92
          Vice President                       2000         $   135,999.91      $    2,615.38       $   10,942.88
                                               1999         $   134,038.40      $    2,500.00       $   10,755.12

       Brenda A. Schadt                        2001         $   125,288.24      $    2,211.54       $    6,506.94
          Vice President                       2000         $   111,538.42      $    2,019.23       $    5,807.46
          (Promoted September 1, 1999)         1999         $    92,884.57      $    1,576.92       $    4,812.72

       Philip A. Grybas                        2001         $    63,374.31      $      ---          $    4,476.94
          Vice President and
          Chief Financial Officer, Treasurer
          (Hired August 6, 2001)

   *Directors' fees, where applicable, Company match of 401K contributions and Company-paid life insurance premiums.

                   REPORT OF OFFICERS' COMPENSATION COMMITTEE
                     WITH RESPECT TO EXECUTIVE COMPENSATION

                                                                   April 9, 2001

EXECUTIVE COMPENSATION'S PHILOSOPHY AND POLICY
   The Company believes that a compensation program should offer performance-based compensation to the Company's employees and reward employees whose results enable the Company to achieve its vision. The executive compensation program is designed to measure and enhance executive performance.

   The Company's executive compensation program has two components:
         - Base Salary
         - Annual Bonus

   These components are designed to provide incentives and motivate key executives, including the Named Executives, whose efforts and job performance will enhance the strategic well-being of the Company and maximize value to its shareholders. The program is also structured to attract and retain the highest caliber executives.

   The executive compensation program compensates the individual executive officers based on the Company's consolidated performance and the individual's contribution. The program is designed to be competitive with compensation programs offered by comparable employers.

   Public information concerning salaries paid by companies in the telecommunications and related industries is used to determine what a comparable firm would consider an appropriate performance-based compensation package for its executives.

BASE SALARY
   The salaries of the Named Executives, including Mr. Pike, were determined based on each Named Executive's performance and an analysis of base salaries paid to executive officers having similar responsibilities in other companies. The level of Mr. Pike's base salary was also based upon a subjective assessment of his individual performance and responsibilities as well as overall corporate performance as measured by actual earnings per share, cash flow and growth of the Company's business. The performance of other Named Executives is measured similarly, but the criteria used to determine their compensation is based more on their individual responsibilities. No relative weights are attributed to any specific measurement factors.

ANNUAL BONUS
   The Company's annual bonus plan is designed to reward all Company employees on the basis of consolidated corporate results during the past year. Employees, including executive officers, may be entitled to a cash bonus of up to one week's salary based on the change in consolidated corporate earnings for the current year as compared to the immediate previous year.

                             COMPENSATION COMMITTEE:
         Fred M. Knipp, Chairman        Philip S. Demarest
         Wisner H. Buckbee              Robert J. DeValentino
         Howard Conklin, Jr.            Corinna S. Lewis
         Dr. Joseph E. DeLuca           Henry L. Nielsen, Jr.

REPORT OF THE AUDIT COMMITTEE TO SHAREHOLDERS
   The following report of the Audit Committee of the Board of Directors (the "Audit Committee") required by the rules of the Securities and Exchange Commission to be included in this proxy statement shall not be deemed incorporated by reference by any statement incorporating this proxy statement by reference into any filing under the Securities Act or the Exchange Act of 1934 as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

   The Audit Committee is comprised of six members of the Company's Board of Directors, each of whom is independent pursuant to the NASDAQ National Market's listing standards. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as adopted by the Board of Directors included in the Company's 2001 Proxy Statement. The Audit Committee, among other things, recommends to the Board of Directors: (a) that the audited financial statements be included in the Company's Annual Report on Form 10-K; and (b) the selection of the independent auditors to audit the books and records of the Company.

   The Audit Committee has: (a) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with the Company's management and with Bush & Germain, P. C., the Company's independent auditors; (b) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and (c) received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committee) and has discussed with the Company's independent accountants their independence. Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE:
        Dr. Joseph E. DeLuca, Chairman      Robert J. DeValentino
        Wisner H. Buckbee                   Corinna S. Lewis
        Howard Conklin, Jr.                 Henry L. Nielsen, Jr.

STOCK PRICE PERFORMANCE GRAPH
   This graph shows, as a percentage, the Company's cumulative total shareholder return, assuming reinvestment of dividends, compared against the Russell 2000, a widely regarded stock market index representing 2000 small cap companies. A variety of factors may be used in order to assess a corporation's performance. This Stock Price Performance Graph, which reflects the Company's total return against the Russell 2000, reflects one such method. For 1997, the shareholder return values for the Company included in the graph are based on a valuation prepared annually for the Company by an independent appraisal firm in connection with the Company's 401K Plans including the Savings Plan for Management Employees discussed later in this proxy statement. The values for year end 1998, 1999, 2000 and 2001 were established by using the closing price on the last day in December on which the Company's Common Stock traded, which was December 16, 1998, December 29, 1999, December 26, 2000 and December 31, 2001,
respectively.


                                    [GRAPH]

                          ANNUAL PERCENTAGE CHANGE IN
                         CUMULATIVE SHAREHOLDER RETURN


                        1997    1998    1999    2000    2001
                        ----    ----    ----    ----    ----

Index                  22.36    19.23   44.58   40.19   43.69
WVTC                   17.03   102.19  151.14  124.67  233.32

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
   The members of the Officers' Compensation Committee at the end of the fiscal year ended December 31, 2001 were Mr. Buckbee, Mr. Conklin, Dr. DeLuca, Mr. Demarest, Mr. DeValentino, Mr. Knipp, Mrs. Lewis and Mr. Nielsen. None of these persons were, during 2001, an officer or employee of the Company or any of its subsidiaries. Mr. Demarest and Mr. Knipp are former officers and employees of the Company, having retired in 1998 and January 3, 2000, respectively. Mrs. Lewis is a director and shareholder of John W. Sanford & Son, Inc., which received payments from the Company with respect to various insurance policies maintained by the Company. See "Certain Transactions with Directors" on page 7 of this proxy statement.

   The full Board of Directors accepted the recommendation of the Compensation Committee concerning all executive officers' compensation. Mr. Pike and Mr. Gareiss are Directors of the Company and, during the fiscal year ended December 31, 2001 participated in those deliberations of the Company's Board of Directors in which the Board accepted the Compensation Committee's recommendations concerning executive officer compensation. Mr. Pike and Mr. Gareiss are not members of the Compensation Committee. No executive officer of the Company has, during the fiscal year ended December 31, 2001 or previously, served as a director or member of the Compensation Committee of any other entity that has an executive officer who serves or has served either as a member of the Compensation Committee or as a member of the Board of Directors of the Company.

MANAGEMENT RETIREMENT PLAN
 The Company's Management Retirement Plan (the "Plan") covers all management employees over the age of 21 who have completed one year of eligible service. The Plan benefits are fully vested after five years of service. Normal retirement under the plan is at age 60. An employee's accumulated monthly retirement benefit equals either: (1) 2-1/2% times years of service times average monthly earnings (maximum benefit not to exceed the lesser of 25% of average monthly earnings on a monthly basis or $10,800 annually); or (2) 1% times years of service times average monthly earnings. Retirement benefits for employees hired prior to December 1, 1985 are determined by using the calculation that results in the highest amount. Retirement benefits for employees hired on or after December 1, 1985 are calculated by using the second method. Two years of benefit service are currently credited to M. Lynn Pike, twenty-one years of benefit service are currently credited to Herbert Gareiss, Jr., three years of benefit service are currently credited to Larry D. Drake, thirty-nine years of benefit service are currently credited to Brenda A. Schadt, and no years of service are credited to Philip A. Grybas. Average monthly earnings equal the highest average earnings per month during any three consecutive twelve-month periods within the last ten twelve-month periods immediately preceding retirement. The Plan does not provide for any deductions for social security benefits received.

   Annual benefits payable at age 60 to Plan participants are illustrated in the following table:

   AVERAGE ANNUAL SALARY
    DURING HIGHEST PAID
      PERIOD OF THREE                 ANNUAL RETIREMENT BENEFITS
     CONSECUTIVE YEARS                 YEARS OF BENEFIT SERVICE
-------------------------------------------------------------------------------
                             5        10          15        20        30
-------------------------------------------------------------------------------
    $110,000               5,500     11,000     16,500    22,000     33,000
    $130,000               6,500     13,000     19,500    26,000     39,000
    $150,000               7,500     15,000     22,500    30,000     45,000
    $170,000               8,500     17,000     25,500    34,000     51,000
    $190,000               9,500     19,000     28,500    38,000     57,000
    $210,000              10,500     21,000     31,500    42,000     63,000
    $230,000              11,500     23,000     34,500    46,000     69,000
    $250,000              12,500     25,000     37,500    50,000     75,000



SAVINGS PLAN FOR MANAGEMENT EMPLOYEES
   The Company's Savings Plan for Management Employees (the "Savings Plan") covers all active management employees of the Company. Eligible employees are permitted to make contributions of up to 15% of their total compensation before taxes, up to a statutory maximum ($10,500 in 2001), to a choice of predefined funds maintained by the trustee of the Savings Plan. Eligible employees may apply accumulated contributions towards the purchase of shares of the Company's Common Stock. Such Common Stock is acquired in brokerage transactions at the market price as of the transaction date. The Company has agreed to make matching contributions of one dollar for every dollar contributed by a management employee, up to a maximum Company contribution of 9% of total compensation. Participants are fully vested in the Company's contributions to their Savings Plan accounts immediately. The trustee of the Plan is the Charles Schwab Trust Company.

AUDIT FEES

   Audit Fees: For professional services rendered in connection with the audit of the Company's annual financial statements for 2001, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2001, Bush & Germain, P. C. billed the Company fees in the aggregate amount of $41,600.

   All Other Fees: For professional services other than those described above rendered for 2001, Bush & Germain, P. C. billed the Company fees in the aggregate amount of $6,000.

   The Audit Committee has considered whether the provision of services described above and "ALL OTHER FEES" is compatible with maintaining the independence of Bush & Germain, P. C.

CERTAIN TRANSACTIONS WITH DIRECTORS

   During the fiscal years ended December 31, 2000 and 2001, the Company paid a total of $255,860.00 and $322,717.72, respectively, to John W. Sanford & Son, Inc., of which Corinna S. Lewis, a Director of the Company, is a director and shareholder. These amounts were paid as premiums on property, liability and workers' compensation insurance policies maintained by the Company. The Company believes that the transactions with John W. Sanford & Son, Inc. are on terms as favorable as those available from unaffiliated third parties.

          III. APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The public accounting firm of Bush & Germain, P. C. served as the independent auditors of the Company for the fiscal year ended December 31, 2001, and the Company's Board of Directors has selected Bush & Germain, P. C. as the Company's auditors for the fiscal year ending December 31, 2002. This selection will be presented to the shareholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice. A representative of Bush & Germain, P. C. is not expected to attend the Meeting, however, in the event a representative does attend, such representative will have the opportunity to make a statement and respond to appropriate questions.

               IV. OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

   The Board of Directors knows of no other matters which are likely to be brought before the Meeting. However, if any other matter should properly come before the Meeting it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matter.

                              SHAREHOLDER PROPOSALS

   Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at the Company's 2003 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company, 47 Main Street, Warwick, New York 10990, not later than December 6, 2002 in order to be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting of Shareholders. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held shares of the Company's Common Stock amounting to at least $2,000 in market value or one percent of the Common Stock outstanding for at least one year prior to the date on which such proposals are submitted. Furthermore, such shareholders must continue to own at least that amount of the Company's Common Stock through the date on which the Annual Meeting of Shareholders is held.

   Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows a company to exercise discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an advance notice provision in the company's by-laws. The By-laws of the Company do not contain an advance notice provision. The date by which shareholders must submit their proposals for the Company's 2003 Annual Meeting of Shareholders for purposes of Rule 14a-4 is February 19, 2003.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

Dated:   April 5, 2002                    Herbert Gareiss, Jr., Secretary

                                     NOTES

--------------------------------------------------------------------------------
                                     PROXY

                        WARWICK VALLEY TELEPHONE COMPANY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints HERBERT GAREISS, Jr. and COLLEEN SHANNON, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of the Common Stock of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at the Warwick Conference Center, Warwick Center Road, Warwick, New York, on Friday, April 26, 2002 at 2:00 p.m., local time, and at any adjournments thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS, AND, UNLESS OTHERWISE SPECIFIED, FOR EACH OF THE OTHER TWO PROPOSALS LISTED HEREIN AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 5, 2002, DESCRIBING MORE FULLY THE PROPOSALS SET FORTH HEREIN.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                        WARWICK VALLEY TELEPHONE COMPANY

                                 APRIL 26, 2002


              - Please Detach and Mail in the Envelope Provided -
--------------------------------------------------------------------------------

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

           FOR all nominees          WITHHOLD               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE RESOLUTIONS.
           listed at right          AUTHORITY
          (except as marked   to vote for all nominees
           to the contrary)       listed at right
II. ELECTION    [ ]                     [ ]  NOMINEES:              I.   PROPOSAL TO FIX THE NUMBER OF        FOR  AGAINST  ABSTAIN
    OF                                         Philip S. Demarest        DIRECTORS AT TEN until the           [ ]    [ ]      [ ]
    DIRECTORS:                                 Herbert Gareiss, Jr.      Company's next Annual Meeting.
                                               Corinna S. Lewis
INSTRUCTION: TO WITHHOLD AUTHORITY TO                               III. PROPOSAL TO APPROVE THE APPOINTMENT
VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A                                OF BUSH AND GERMAIN, PC as the       [ ]    [ ]      [ ]
LINE THROUGH THE NOMINEE'S NAME IN THE                                   independent public accountants of
LIST AT RIGHT.                                                           the Company for the year ending
                                                                         December 31, 2002.

                                                                    IV.  In their discretion, the Proxies are authorized to Vote upon such other business as may properly come before the
                                                                         Annual Meeting.



Signature                                                              WITNESS my hand this          day of         , 2002
          ------------------------------------------------------------                      --------        --------

NOTE:    Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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